American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated April 23, 2018 ■ Statement of Additional Information dated July 31, 2017
The following changes are effective May 1, 2018:
The entry for Brendan Healy is deleted from the Accounts Managed table on page 32 of the Statement of Additional Information.
The following entry replaces the current entry for Phillip N. Davidson in the Accounts Managed table on page 32 of the Statement of Additional Information.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Phillip N. Davidson(1)	Number of Accounts	20	7	5
	Assets	$32.9 billion(2)	$4.3 billion	$764.4 million
1 Information is provided as of April 17, 2018.
2 Includes $519.1 million in AC Alternatives Market Neutral Value, $11.8 billion in Equity Income, $827.5 million in Large Company Value,$8.5 billion in Mid Cap Value, $1.9 billion in NT Large Company Value, $1.0 billion in NT Mid Cap Value and $3.3 billion in Value.

The following replaces the entries for Large Company Value and NT Large Company Value in the Ownership of Securities table on pages 34-35 of the Statement of Additional Information. Mr. Davidson's information is as of April 17, 2018. All other information is provided as of March 31, 2017.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Large Company Value
Phillip N. Davidson	C
Brian Woglom	E
NT Large Company Value
Phillip N. Davidson(1)	A
Brian Woglom(1)	A

[1]	The portfolio managers cannot invest directly in this fund, which is available for purchase only by certain funds of funds advised by American Century Investments.

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CL-SPL-93991 1804